Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980

ANGEL OAK FUNDS TRUST
(the “Trust”)

September 27, 2024

Supplement to the Statements of Additional Information (“SAIs”) of the Trust, dated May 30, 2024, as may be supplemented to date

This supplement provides updated information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective after the close of business on September 17, 2024, Patrick Journy has replaced William Richardson as Treasurer of the Trust.

Accordingly, all references to William Richardson are hereby removed from the SAIs and replaced with references to Patrick Journy.

The section captioned “Management” is revised by replacing the third row of the table titled “Officers of the Trust” with the following:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Patrick Journy 1984	Treasurer	Since 2024; indefinite term	Chief Accounting Officer, Angel Oak Mortgage REIT (since 2022); Chief Financial Officer, JFQ Lending Inc. (2020-2022); Chief Financial Officer, Mortgage Asset Management, LLC (2018-2022).

Please retain this Supplement with your SAIs for future reference.